                               EXCHANGE AGREEMENT


          THIS AGREEMENT made as of September 26, 1996.

AMONG:

          NEIL TAYLOR, an individual residing in the City of Calgary in the Province of Alberta (hereinafter referred to as "NEIL" and, together with Dennis and Merle, collectively referred to as the "SHAREHOLDERS")

                                     - and -

          DENNIS RADAGE, an individual residing in the City of Calgary in the Province of Alberta (hereinafter referred to as "DENNIS" and, together with Neil and Merle collectively referred to as the "SHAREHOLDERS")

                                     - and -

          MERLE TAYLOR, an individual residing in the City of Calgary in the Province of Alberta (hereinafter referred to as "MERLE" and, together with Neil and Dennis, collectively referred to as the "SHAREHOLDERS")

                                     - and -

          TAYLOR INDUSTRIAL SOFTWARE INC., a corporation existing under the laws of the Province of Alberta, (hereinafter referred to as "TIS")

                                     - and -

          TOTAL CONTROL PRODUCTS, INC., a corporation existing under the laws of the State of Illinois (hereinafter referred to as "TCP")


          WHEREAS Shareholders are the owners of 255,704 Class B Common Shares (the "COMMON SHARES") in the capital of TIS;

          AND WHEREAS pursuant to articles of amendment of TIS dated the date hereof filed pursuant to the BUSINESS CORPORATIONS ACT (Alberta), TIS created a new class of Exchangeable Non-Voting Shares of TIS (the "EXCHANGEABLE SHARES") as part of the reorganization of the capital of TIS (the "REORGANIZATION");

          AND WHEREAS in the course of Reorganization, the Shareholders have agreed to exchange with TIS all of their respective interests in the Common Shares for Exchangeable Shares on the terms and conditions set forth in this Agreement;

          AND WHEREAS it is the intention of the parties hereto that Section 86 of the INCOME TAX ACT (Canada) shall apply with respect to the exchange of shares provided for in this Agreement;

          AND WHEREAS the parties hereto have agreed to provide certain exchange privileges including exchange privileges in the event of an insolvency of TIS or TCP;

          NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement, the payment by the Shareholders of $10.00 to TCP and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

          In this Agreement, the following terms shall have the following meanings:

     (a) "AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of the Parent to effect the automatic exchange of shares of Parent Common Stock for Exchangeable Shares pursuant to Section 4.9 hereof.

     (b) "BUSINESS DAY" means a day other than a Saturday, Sunday or a statutory holiday in the City of Edmonton, Alberta or the City of Chicago, Illinois.

     (c) "COMMON SHARES " has the meaning ascribed thereto in the recitals hereto.

     (d) "EXCHANGE RIGHT" has the meaning ascribed thereto in Section 4.1 hereof.

     (e) "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares.

     (f) "EXCHANGEABLE SHARES" has the meaning ascribed thereto in the recitals hereto.

     (g) "INITIAL PUBLIC OFFERING" means an initial underwritten offering of TCP Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, as a consequence of which shares of TCP Common Stock are listed on a national securities exchange or quoted on the national market system of the National Association of Securities Dealers, Inc.

     (h) "INSOLVENCY EVENT" means the institution by TIS of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound up, or the consent of TIS to the institution of bankruptcy, insolvency, dissolution or winding up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding up under any bankruptcy, insolvency or analogous laws, including without limitation the COMPANIES CREDITORS' ARRANGEMENT ACT (Canada) and the BANKRUPTCY AND INSOLVENCY ACT (Canada), and the failure by TIS to contest in good faith any such proceedings commenced in respect of TIS within 10 Business Days of becoming aware thereof, or the consent by TIS to the filing of any such petition or to the appointment of a receiver, or the making by TIS of a general assignment for the benefit of creditors, or the admission in writing by TIS of its inability to pay its debts generally as they become due, or TIS not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 4.6 or 5.6 of the Exchangeable Share Provisions.

     (i) "LIQUIDATION EVENT" has the meaning ascribed thereto in Section 4.9 hereof.

     (j)  "LIQUIDATION EVENT EFFECTIVE DATE" has the meaning ascribed thereto in
          Section 4.9 hereof.

     (k) "PURCHASE NOTE" means a promissory note issued by TCP and payable in equal quarterly installments over a three year period, the first quarterly payment to be paid on the last day of the calendar quarter immediately following the Special Retraction Period, together with interest on the unpaid principal balance at a rate equal to the prime rate of interest as announced from time to time by the American National Bank and Trust Company of Chicago, payable in arrears.

     (l) "TCP COMMON STOCK" means the shares of common stock of TCP, with no par value per share, having voting rights of one vote per share, and any other securities into which such shares may be changed.

     (m) "RETRACTED SHARES" has the meaning ascribed thereto in Section 4.6 hereof.

     (n) "SHARE PURCHASE AGREEMENT" means the Stock Purchase Agreement made as of September ___, 1996 among Neil Taylor, Merle Taylor, Dennis Radage, Cindel Holdings Incorporated, Taylor Industrial Software Inc. and Total Control Products, Inc.

     (o) "SUPPORT AGREEMENT" means that certain support agreement made as of even date hereof between TIS and TCP.

1.2       OTHER DEFINED TERMS

          Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.

1.3       INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

          The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

1.4       NUMBER, GENDER, ETC.

          Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.5       DATE FOR ANY ACTION

          If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.6       CURRENCY

          All dollar figures contained herein shall be deemed to be references to United States dollars.


                                    ARTICLE 2
                               EXCHANGE OF SHARES

2.1       EXCHANGE OF SHARES

          Shareholders hereby transfer, convey and set over unto TIS all of their estate, rights, title and interests in and to the Common Shares for the sole benefit of TIS absolutely in exchange for Exchangeable Shares on the basis of one Exchangeable Share for each Common Share.

2.2       STATED CAPITAL OF EXCHANGEABLE SHARES

          TIS covenants that the aggregate amount which it will add to the stated capital of the Exchangeable Shares in respect of the Exchangeable Shares issued pursuant to the terms of this Agreement shall equal the aggregate stated capital of the Common Shares immediately prior to the acquisition and cancellation of such Common Shares pursuant to the terms of this Agreement.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1       REPRESENTATIONS AND WARRANTIES OF TCP

          TCP represents and warrants to the Shareholders as follows:

     (a)  ORGANIZATION

          TCP is a corporation duly organized, validly existing and in good standing, under the laws of the State of Illinois, U.S.A. TCP has full corporate power and authority to carry on its business as such business is now being conducted.

     (b)  POWER, AUTHORITY AND ENFORCEABILITY

          TCP has full corporate power and authority to enter into and perform this Agreement. The execution and delivery by TCP of this Agreement and the performance by TCP of its obligations hereunder have been duly authorized and approved by all requisite corporate action. This Agreement is the binding obligation of TCP enforceable against TCP in accordance with its terms. This Agreement has been duly executed and delivered by a duly authorized officer of TCP.

     (c)  CONSENTS

          No consent, authorization, order or approval of, or filing or registration with, any government, any political subdivision, agency, and any entity, exercising executive, legislative, judicial, regulatory or administrative functions of government (each, a "GOVERNMENT AUTHORITY") is required for or in connection with the consummation by TCP of the transactions contemplated by this Agreement.

     (d)  NO VIOLATION

          Neither the execution and delivery of this Agreement by TCP, nor the consummation by TCP of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of TCP's Articles of Incorporation or by-laws, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award or agreement binding on TCP.

     (e)  NO DEFAULT

          TCP is not a party to any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by TCP according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by TCP according to the terms of this Agreement may be prohibited, prevented or delayed.

     (f)  CAPITAL STOCK OF TCP

          The authorized capital stock of TCP consists of 7,500,000 shares of Common Stock, of which 1,613,317 shares are issued and outstanding. There are no shares of capital stock of TCP of any other class authorized, issued or outstanding. All of the issued and outstanding shares of TCP have been validly issued, are fully paid and non-assessable. Except for stock options issued to certain employees of TCP, a convertible debenture held by Quinn Stepan and the exchange rights issued pursuant to this Agreement, there are no subscriptions, options or warrants outstanding to subscribe or purchase shares of capital stock of TCP. Upon exercise of the Exchange Rights and the Automatic Exchange Rights,
          (i) the shares of TCP Common Stock held in connection therewith shall have been duly and validly authorized by all necessary corporate action on the part to TCP; and (ii) such TCP shares issued will be validly issued, fully paid and non-assessable.

     (g)  FINANCIAL STATEMENTS

          Complete and accurate copies of (a) the audited balance sheets, statements of income, retained earnings, cash flows and notes to financial statements (together with any supplementary information thereto) of TCP as of and for the year ended March 31, 1996 (the "Financial Statements") and (b) the unaudited interim balance sheets, statements of income, retained earnings, cash flows and notes to financial statements of TCP as of and for the period April 1, 1996 to August 31, 1996 (the "Interim Statements") have been previously delivered to the Stockholders or made available for each of their review. The Financial Statements and Interim Statements present accurately and completely, in all material respects, the financial position of TCP as of the dates thereof and the results of operations and cash flows of TCP for the periods covered by said statements, all in accordance with United States generally accepted accounting principles consistently applied ("GAAP"), except in the case of the Interim Statements, (i) omission of footnotes, and (ii) normal year end adjustments.

     (h)  LIABILITIES

          TCP has no obligations or liabilities of any nature whatsoever (direct or indirect, matured or unmatured, absolute, accrued, contingent or otherwise) required by GAAP to be provided or reserved against on a balance sheet (all the foregoing herein collectively being referred to as the "LIABILITIES") except for (I) Liabilities provided for or reserved against the Interim Statements; (ii) Liabilities which have been incurred by TCP subsequent to August 31, 1996 in the ordinary course of TCP's business and consistent with past practice;
          (iii) Liabilities under the executory portion of any written purchase order, sales order, lease, agreement or commitment of any kind by which TCP is bound and which was entered into in the ordinary course of TCP's business and consistent with past practices; and
          (iv) Liabilities under the executory portion of permits, environmental permits, licenses and governmental directives and agreements issued to, or entered into by, TCP in the ordinary course of business.

     (i)  MATERIAL ADVERSE CHANGE

          Since August 31, 1996, TCP and its subsidiaries, taken as a whole, have not suffered or been threatened with any material adverse change in the business, operations, assets, liabilities, financial condition or prospects of TCP and its subsidiaries, taken as a whole.

3.2       COVENANTS OF TCP

          TCP hereby covenants and agrees to take all steps required by law, regulation or stock exchange rule, including if necessary the filing of a prospectus and any other steps necessary to qualify for distribution the TCP Common Stock which is issued in connection with the obligations of TCP under this Agreement.

3.3       REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

          Each Shareholder severally, and not jointly, and with respect to himself or herself only, represents and warrants to TCP and TIS that:

     (a)  POWER, AUTHORITY AND ENFORCEABILITY

          The Shareholder has full power and authority to enter into and perform this Agreement. This Agreement is the binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms.

     (b)  NO CONSENT

          No consent, authorization, order or approval of, or filing or registration with, any Governmental Authority is required for or in connection with the consummation by the Shareholder of the transaction contemplated by this Agreement.

     (c)  NO VIOLATION

          Neither the execution and delivery of this Agreement by the Shareholder nor the consummation by the Shareholder of the transaction contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award to which the Shareholder is a party or by which the Shareholder is bound.

     (d)  PURCHASE FOR OWN ACCOUNT

          The Exchangeable Shares will be acquired for investment for the Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the Exchangeable Shares (or the TCP

          Common Stock issuable upon exchange of the Exchangeable
          Shares) (collectively, the "SECURITIES"). By executing this Agreement, the Shareholder further represents that the Shareholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

     (e)  KNOWLEDGE AND FINANCIAL CONDITION

          The Shareholder has sufficient knowledge and experience in financial and business matters such that he or she is capable of evaluating the economic risks of an investment in the Securities. The Shareholder's financial condition is currently adequate to bear the economic risks of an investment in the Shares. The Shareholder has received such written information respecting the business and financial condition of TCP as the Shareholder has requested and has read and understands such information, and is not relying on any other information (whether written or oral) with respect to his or her decision to invest in the Securities.

     (f)  FINANCIAL PROJECTIONS

          The Shareholder understands that any financial projections provided by TCP should be considered speculative and qualified by the assumptions stated therein. The Shareholder understands that such projections are based on assumptions believed to be reasonable at the time of their preparation, but they are subject to a high degree of uncertainty and cannot be relied upon as a prediction of future results.

     (g)  TAX CONSEQUENCES

          The Shareholder understands and acknowledges that none of TCP or any of its officers, directors, affiliates, employees, agents or advisors, has made any representation, warranty or assurance regarding the tax consequences of an investment in the Securities, and that he or she is relying upon the advice of his or her own tax advisor with respect to the tax consequences of such investments.

     (h)  TAX CONSEQUENCES

          The Shareholder understands and acknowledges that none of TCP or any of its officers, directors, affiliates, employees, agents or advisors, has made any representation, warranty or assurance regarding the tax consequences of an investment in the Securities, and that he or she is relying upon the advice of his or her own tax advisor with respect to the tax consequences of such investments.

     (i)  RESTRICTED SECURITIES

          The Shareholder understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT"), only in certain limited circumstances. In addition, the Shareholder represents that the Shareholder is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     (j)  FURTHER LIMITATIONS ON DISPOSITION

          Without in any way limiting the representations set forth above, the Shareholder further agrees not to make any disposition of all or any portion of the TCP Common Stock issued upon exchange of the Exchangeable Shares unless and until:

          (i) there is then in effect a registration statement under the Act governing such proposed disposition and such disposition is made in accordance with such registration statement; or

          (ii) the Shareholder shall have notified TCP of the proposed disposition and shall have furnished TCP with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by TCP, the Shareholder shall have furnished TCP with an opinion of counsel, reasonably satisfactory to TCP that such disposition will not require registration of such shares under the Act.


                                    ARTICLE 4
                      EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

4.1       GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT AND AUTOMATIC EXCHANGE
          RIGHTS

          TCP hereby grants to the Shareholders (a) the right (the "EXCHANGE RIGHT"), upon the occurrence and during the continuance of an Insolvency Event, to require TCP to purchase from each or any Shareholder all or any part of the Exchangeable Shares held by the Shareholder and (b) the Automatic Exchange Rights, all in accordance with the provisions of this Agreement. TCP hereby acknowledges receipt from the Shareholders of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by TCP to the Shareholders.

4.2       LEGENDED SHARE CERTIFICATES

          TIS will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Shareholders of their rights to exercise the Exchange Right and the Automatic Exchange Rights.

4.3       PURCHASE PRICE

          The purchase price payable by TCP for each Exchangeable Share to be purchased by the TCP under the Exchange Right shall be an amount per share equal to the Current Market Price of a share of TCP Common Stock on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Shares under the Exchange Right. The purchase price for each such Exchangeable Share so purchased will be satisfied only by TCP issuing and delivering or causing to be delivered to the relevant Shareholder, one share of TCP Common Stock, and no shareholder shall be entitled to any other assets of TCP or TIS in connection with such purchase.

4.4       EXERCISE INSTRUCTIONS

          Subject to the terms and conditions herein set forth, a Shareholder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Shareholder on the books of the Company. To cause the exercise of the Exchange Right, the Shareholder shall deliver to TCP the certificates representing the Exchangeable Shares which such Shareholder desires TCP to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BUSINESS CORPORATIONS ACT (Alberta) and the by-laws of TIS and such additional documents and instruments as TCP may reasonably require together with a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Shareholder thereby exercises the Exchange Right so as to require TCP to purchase from the Shareholder the number of Exchangeable Shares specified therein, (ii) that such Shareholder has good title to and owns all such Exchangeable Shares to be acquired by TCP free and clear of all liens, claims and encumbrances, (iii) the names in which the certificates representing the TCP Common Stock issuable in connection with the exercise of the Exchange Right are to be issued and (iv) the names and addresses of the person to whom such new certificates should be delivered. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to TCP are to be purchased by TCP under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Shareholder at the expense of TIS.

4.5       DELIVERY OF TCP COMMON STOCK; EFFECT OF EXERCISE

          Promptly after receipt of the certificate representing the Exchangeable Shares which the Shareholder desires TCP to purchase under the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right) (hereinafter referred to as "RECEIPT OF THE EXCHANGEABLE SHARES"), duly endorsed for transfer to TCP, which receipt by TCP shall constitute exercise of the Exchange Right by the Shareholder of such Exchangeable Shares, TCP shall immediately thereafter deliver or cause to be delivered to Shareholder of such Exchangeable Shares (or to such other persons, if any, properly designated by the Shareholder), the certificates for the number of shares of TCP Common Stock issuable in connection with the exercise of the Exchange Right, which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance. Immediately upon receipt of the Exchangeable Shares, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Shareholder of such Exchangeable

Shares shall be deemed to have transferred to TCP all of its right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive such holder's proportionate part of the total purchase price therefor, unless the requisite number of shares of TCP Common Stock is not allotted, issued and delivered by TCP to the Shareholder (or to such other persons, if any, properly designated by such Shareholder), within five Business Days of the receipt of the Exchangeable Shares by TCP, in which case the rights of the Shareholder shall remain unaffected until such shares of the TCP Common Stock are so allotted, issued and delivered by TCP Concurrently with such Shareholder ceasing to be a holder of Exchangeable Shares, the Shareholder shall be considered and deemed for all purposes to be the holder of the shares of TCP Common Stock delivered to it pursuant to the Exchange Right.

4.6       EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION

          In the event that a Shareholder has exercised its right under
Article 4 of the Exchangeable Share Provisions to require TIS to redeem any or all of the Exchangeable Shares held by the Shareholder (the "RETRACTED SHARES") and is notified by TIS pursuant to Section 4.6 of the Exchangeable Share Provisions that TIS will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, provided that TCP shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Shareholder has not revoked the retraction request delivered by the Shareholder to TIS pursuant to Section 4.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute an exercise of the Exchange Right with respect to those Retracted Shares which TIS is unable to redeem. In any such event, TIS hereby agrees with the Shareholder immediately to notify the Shareholder of such prohibition against TIS redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to TCP all relevant materials delivered by the Shareholder to TIS (including without limitation a copy of the retraction request delivered pursuant to Section 4.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Shareholder will thereupon exercise the Exchange Right with respect to the Retracted Shares that TIS is not permitted to redeem and will require TCP to purchase such shares in accordance with the provisions of this Article 4.

4.7       NOTICE OF INSOLVENCY EVENT

          Immediately upon the occurrence of an Insolvency Event or any event which makes an Insolvency Event imminent, TIS and TCP shall give written notice thereof to each of the Shareholders by mailing to each Shareholder, at the expense of TCP, a notice of such Insolvency Event in the form provided by TCP, which notice shall contain a brief statement of the right of the Shareholders with respect to the Exchange Right.

4.8       RESERVATION OF SHARES OF TCP COMMON STOCK

          TCP hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of TCP Common Stock (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and

(ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (b) as are now and may hereafter be required to enable and permit TIS to meet its obligations hereunder, under the Support Agreement and under the Exchangeable Share Provisions.

4.9       AUTOMATIC EXCHANGE ON LIQUIDATION OF TCP

     (a) TCP will give each of the Shareholders written notice of each of the following events (a "LIQUIDATION EVENT") at the time set forth below:

          (i) in the event of any determination by the Board of Directors of TCP to institute voluntary liquidation, dissolution or winding-up proceedings with respect to TCP or to effect any other distribution of assets of TCP among its Shareholders for the purpose of winding up its affairs, at least 15 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

          (ii) immediately, upon the receipt by TCP of notice of any instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of TCP or to effect any other distribution of assets of TCP among its Shareholders for the purpose of winding up its affairs.

          Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for shares of TCP Common Stock provided for in Section 4.9(b) hereof.

     (b) In order that the Shareholders will be able to participate on a pro rata basis with the Shareholders of TCP Common Stock in the distribution of assets of TCP in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the "LIQUIDATION EVENT EFFECTIVE DATE") of a Liquidation Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for shares of TCP Common Stock. To effect such automatic exchange, TCP shall purchase each Exchangeable Share outstanding on the fifth Business Day prior to the Liquidation Event Effective Date and held by the Shareholders, and each Shareholder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to the Current Market Price of a share of TCP Common Stock on the fifth Business Day prior to the Liquidation Effective Date, which shall be satisfied in full by TCP issuing to the Shareholder one share of TCP Common Stock. For greater certainty, the Shareholders shall only be entitled to receive shares of TCP Common Stock in satisfaction of their rights upon the occurrence of a Liquidation Event and shall not be entitled to the other assets of TCP or TIS.

     (c) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for TCP Common Stock shall be deemed to have occurred, and each Shareholder of Exchangeable Shares shall be deemed to have transferred to TCP all of the Shareholder's right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares and TCP shall issue to the Shareholder the shares of TCP Common Stock issuable upon the automatic exchange of Exchangeable Shares for TCP Common Stock. Concurrently with such Shareholder ceasing to be a holder of Exchangeable Shares, the Shareholder shall be considered and deemed for all purposes to be the holder of the shares of TCP Common Stock issued to it pursuant to the automatic exchange of Exchangeable Shares for TCP Common
          Stock and the certificates held by the Shareholder previously representing the Exchangeable Shares exchanged by the Shareholder with TCP pursuant to such automatic exchange shall thereafter be deemed to represent the shares of TCP Common Stock issued to the Shareholder by TCP pursuant to such automatic exchange. Upon the request of a Shareholder and the surrender by the Shareholder of Exchangeable Share certificates deemed to represent shares of TCP Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as TCP may reasonably require, TCP shall deliver or cause to be delivered to the Shareholder certificates representing the shares of TCP Common Stock of which the Shareholder is the holder.

                                ARTICLE 5
                  SALE RIGHT AND DIRECT PURCHASE OBLIGATION

5.1       SALE RIGHTS

          If an Insolvency Event occurs at any time during the Special Retraction Period, then each Shareholder shall be entitled (such entitlement referred to herein as the "SALE RIGHT") for a period of ten Business Days commencing upon the date of such Insolvency Event, to require TCP to purchase all, but not less than all, of the Exchangeable Shares owned by such Shareholder for a purchase price per share equal to $23.46463 (the "PER SHARE PRICE") and payment of the Per Share Price shall be deferred in accordance with the terms of the Purchase Note and evidenced by TCP issuing and delivering a Purchase Note to such holder in the principal amount equal to the Per Share Price multiplied by the number of Exchangeable Shares owned by such holder. To effect such Sale Right, the holder shall provide written notice to TCP of his or her intention to exercise the Sale Right and shall forthwith thereafter deliver to TCP the certificate or certificates representing all of the Exchangeable Shares which the holder owns, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BUSINESS CORPORATIONS ACT (Alberta) and the by-laws of TIS and such additional documents and instruments as TCP may reasonably require. For greater certainty, TCP shall not be required to purchase Exchangeable Shares and issue a Purchase Note to any particular Shareholder if a Special Retraction Note or Special TCP Note has already been issued to such Shareholder. In the event that the holder has surrendered to TIS such certificate or certificates pursuant to the exercise of such holder's Special Retraction Rights and due to an Insolvency Event is unable to recover such certificate or certificates from TIS even though such holder has withdrawn his or her Special Retraction Request, then such surrender to TIS shall be deemed to be delivery to TCP for the purposes of exercise of the Sale Right herein and TCP shall issue and deliver the Purchase Note to the holder provided that the holder has withdrawn his or her Special Retraction Request in accordance with Section
5.7 of the Exchangeable Share Provisions and has not received a Special Retraction Note from TIS.

                                    ARTICLE 6
                                  MISCELLANEOUS

6.1       NOTICES

          All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by Canadian mail. Notices delivered by mail shall be deemed given three (3) business days after being deposited in the Canadian mail, postage prepaid, registered or certified mail. Notices delivered by hand, by facsimile, or by nationally recognized private courier shall be deemed given on the first business day following receipt; provided, however, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the Canadian mail, postage prepaid, registered or certified mail, on or before two (2) business days after its delivery by facsimile. All notices shall be addressed as follows:

     If to Neil or Merle:

     7711 - 139 St.
     Edmonton, Alberta
     T5R 0E9

     Attention:     Neil Taylor
     (403) 484-0395

     with a copy to:

     Macleod Dixon
     3700 - 400 Third Avenue SW
     Calgary, Alberta
     T2P 4H2

     Attention:     John Ramsay
     Fax:           (403) 264-5973

     If to Dennis:

     35 Cormack Crescent
     Edmonton, Alberta
     T6R 2E7

     Attention:     Dennis Radage
     Fax:           (403) 436-7857

     If to TCP:

     c/o Total Control Products, Inc.
     2001 North Janice Avenue
     Melrose Park, Illinois

     Attention:     Nicholas Gihl, President
     Fax:           (708) 345-5670

     with a copy to:

     D'Ancona & Pflaum
     30 North LaSalle, Suite 2900
     Chicago, Illinois  60602

     Attention:     Michel J. Feldman
     Fax:           (312) 580-0923

and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section 6.1.

6.2       ENTIRE AGREEMENT

          This Agreement and the instruments to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties with respect to the subject matter hereof.

6.3       SURVIVAL; NON-WAIVER; LIMITATION OF LIABILITY

          All representations and warranties shall survive the date hereof regardless of any investigation or lack of investigation by any of the parties hereto and shall expire after a period of two years from the date hereof, except for the representations and warranties in Section 3.1(a), (b), (f) and 3.2(a) which shall not expire. The covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. A breach of any representation, warranty or covenant shall not be affected by the fact that a more general or more specific representation, warranty or covenant was not also breached. TCP's liability for damages suffered by the Shareholders as a result of a breach of a representation or warranty contained in Section 3.1 (together with all damages suffered by TCP and TIS under the Share Purchase Agreement) shall be limited to $6,000,000. The Shareholders' liability for damages suffered by TCP as a result of a breach of a representation or warranty contained in Section 3.2 (together with all damages suffered by TCP and TIS under the Share Purchase Agreement) shall be limited to the following amounts respectively: Neil - $5,000,000; Merle - $585,000; Dennis -

$1,732,000. Each party's right to claim damages for a breach of representations and warranties shall also be limited as set forth in Section 4.6(e) in the Share Purchase Agreement.

6.4       COUNTERPARTS

          This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

6.5       SEVERABILITY

          The invalidity of any provision of this Agreement or a portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

6.6       APPLICABLE LAW

          This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of Alberta, Canada applicable to contracts made in that region.

6.7       BINDING EFFECT; BENEFIT

          This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their executors, legal representatives, heirs, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective executors, legal representatives, heirs, successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

6.8       ASSIGNABILITY

          This Agreement shall not be assignable by either party without the prior written consent of the other party, such consent not to be unreasonably withheld.

6.9       FURTHER ASSURANCES

          The parties hereto each covenant with the other to do such things, execute such documents and carry out such steps as may be required to implement the terms of this Agreement.

6.10      ENFORCEABILITY

          If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, it shall not affect the validity or enforceability of any other provision hereof and any such invalid or unenforceable provision shall be deemed to be severable.

6.11      HEADINGS

          The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF the parties hereto have executed and delivered this Agreement effective as of the time and date first written above.



                                         /s/ Neil R. Taylor
-------------------------------------    -------------------------------------
WITNESS                                  NEIL TAYLOR


                                         /s/ Dennis A. Radage
-------------------------------------    -------------------------------------
WITNESS                                  DENNIS RADAGE


                                         /s/ Merle Taylor
-------------------------------------    -------------------------------------
WITNESS                                  MERLE TAYLOR



                                         TAYLOR INDUSTRIAL SOFTWARE INC.


                                         Per: /s/ Nicholas Gihl
                                              --------------------------------


                                         TOTAL CONTROL PRODUCTS, INC.


                                         Per: /s/ Nicholas Gihl
                                              --------------------------------

                              AMENDMENT NO. 1 TO
                              EXCHANGE AGREEMENT


          THIS AMENDING AGREEMENT made as of December __, 1996.

AMONG:

          NEIL TAYLOR, an individual residing in the City of Calgary in the Province of Alberta (hereinafter referred to as "NEIL" and, together with Dennis and Merle, collectively referred to as the "SHAREHOLDERS")

                                     - and -

          DENNIS RADAGE, an individual residing in the City of Calgary in the Province of Alberta (hereinafter referred to as "DENNIS" and, together with Neil and Merle collectively referred to as the "SHAREHOLDERS")

                                     - and -

          MERLE TAYLOR, an individual residing in the City of Calgary in the Province of Alberta (hereinafter referred to as "MERLE" and, together with Neil and Dennis, collectively referred to as the "SHAREHOLDERS")

                                     - and -

          TAYLOR INDUSTRIAL SOFTWARE INC., a corporation existing under the laws of the Province of Alberta, (hereinafter referred to as "TIS")

                                     - and -

          TOTAL CONTROL PRODUCTS, INC., a corporation existing under the laws of the State of Illinois (hereinafter referred to as "TCP")


          WHEREAS the parties entered into an agreement dated September 26, 1996 (the "AGREEMENT");

          AND WHEREAS pursuant to articles of amendment of TIS filed pursuant to the BUSINESS CORPORATIONS ACT (Alberta), TIS created a new class of Exchangeable Non-Voting Shares of TIS (the "EXCHANGEABLE SHARES") as part of the reorganization of the capital of TIS (the "REORGANIZATION");

          AND WHEREAS the Agreement provides, INTER ALIA, for the exchange of Exchangeable Shares of TIS granted to the Shareholders into Common Shares of TCP upon the occurrence of certain events, on the terms and conditions set forth in the Agreement and the share provisions of the Exchangeable Shares;

          AND WHEREAS TIS is in the process of filing articles of amendment (the "Articles of Amendment") which will change each of the issued and outstanding Exchangeable Shares into three issued and outstanding Exchangeable Shares and will amend the Exchangeable Share provisions by adjusting the Special Retraction Price and Special Purchase Price proportionately;

          AND WHEREAS it is necessary to amend the Agreement to proportionately adjust the Per Share Price to adjust for the stock split effected by the Articles of Amendment;

          AND WHEREAS the parties to the Agreement now wish to clarify and amend certain provisions of the Agreement as set out in this Amending Agreement;

          NOW THEREFORE in consideration of the respective covenants and agreements provided in this Amending Agreement, the payment by the Shareholders of $10.00 to TCP and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

          In this Amending Agreement, each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement, unless the context requires otherwise.

1.2       OTHER DEFINED TERMS

          Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.

1.3       INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

          The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

          References to "Section" followed by a number refer to the corresponding section of the Agreement.

1.4       NUMBER, GENDER, ETC.

          Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.5       DATE FOR ANY ACTION

          If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.6       CURRENCY

          All dollar figures contained herein shall be deemed to be references to United States dollars.


                                   ARTICLE 2
                           AMENDMENT OF THE AGREEMENT


          The Agreement is amended as follows:

2.1       The following paragraph is substituted for Section 1.1(n):

          "SHARE PURCHASE AGREEMENT" means the Stock Purchase Agreement made as of September 19, 1996 among Neil Taylor, Merle Taylor, Dennis Radage, Cindel Holdings Incorporated, Taylor Industrial Software Inc. and Total Control Products, Inc.

2.2       The following paragraph is substituted for Section 5.1:

          If an Insolvency Event occurs at any time during the Special Retraction Period, then each Shareholder shall be entitled (such entitlement referred to herein as the "SALE RIGHT") for a period of ten Business Days commencing upon the date of such Insolvency Event, to require TCP to purchase all, but not less than all, of the Exchangeable Shares owned by such Shareholder for a purchase price per share equal to $7.8215433 (the "PER SHARE PRICE") and payment of the Per Share Price shall be deferred in accordance with the terms of the Purchase Note and evidenced by TCP issuing and delivering a Purchase Note to such holder in the principal amount equal to the Per Share Price multiplied by the number of Exchangeable Shares owned by such holder. To effect such Sale Right, the holder shall provide written notice to TCP of his or her intention to exercise the Sale Right and shall forthwith thereafter deliver to TCP the certificate or certificates representing all of the Exchangeable Shares which the holder owns, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BUSINESS CORPORATIONS ACT (Alberta) and the by-laws of TIS and such additional documents and instruments as TCP may reasonably require. For greater certainty, TCP shall not be required to purchase Exchangeable Shares and issue a Purchase Note to any particular Shareholder if a Special Retraction Note or Special TCP Note has already been issued to such Shareholder. In the event that the holder has surrendered to TIS such certificate or certificates pursuant to the exercise of such holder's Special Retraction Rights and due to an Insolvency Event is unable to recover such certificate or certificates from TIS even though such holder has withdrawn his or her Special Retraction Request, then such surrender to TIS shall be deemed to be delivery to TCP for the purposes of exercise of the Sale Right herein and TCP shall issue and deliver the Purchase Note to the holder provided that the holder has withdrawn his or her Special Retraction Request in accordance with Section 5.7 of the Exchangeable Share Provisions and has not received a Special Retraction Note from TIS.


                                    ARTICLE 3
                                  MISCELLANEOUS


3.1       ENTIRE AGREEMENT

          This Amending Agreement and the instruments to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties with respect to the subject matter hereof.

3.2       COUNTERPARTS

          This Amending Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument. The Parties shall be entitled to rely upon execution of this Amending Agreement and any documents contemplated by this Amending Agreement by facsimile.

3.3       SEVERABILITY

          The invalidity of any provision of this Amending Agreement or a portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

3.4       APPLICABLE LAW

          This Amending Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of Alberta, Canada applicable to contracts made in that region.

3.5       BINDING EFFECT; BENEFIT

          This Amending Agreement shall inure to the benefit of and be binding upon the parties hereto, and their executors, legal representatives, heirs, successors and permitted assigns. Nothing in this Amending Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective executors, legal representatives, heirs, successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Amending Agreement.

3.6       FURTHER ASSURANCES

          The parties hereto each covenant with the other to do such things, execute such documents and carry out such steps as may be required to implement the terms of this Amending Agreement.

3.7       ENFORCEABILITY

          If any court of competent jurisdiction determines that any provision of this Amending Agreement is invalid or unenforceable, it shall not affect the validity or enforceability of any other provision hereof and any such invalid or unenforceable provision shall be deemed to be severable.

3.8       HEADINGS

          The headings contained in this Amending Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Amending Agreement.

3.9       EFFECTIVE DATE

          This Agreement shall become effective at the time and date on which a Certificate of Amendment is issued by the Alberta Registrar of Corporations pursuant to the Articles of Amendment as defined in paragraph 4 of the recitals to this Amending Agreement.

          IN WITNESS WHEREOF the parties hereto have executed and delivered this Amending Agreement as of the time and date first written above.



                                         /s/ Neil R. Taylor
-------------------------------------    -------------------------------------
WITNESS                                  NEIL TAYLOR


                                         /s/ Dennis Radage
-------------------------------------    -------------------------------------
WITNESS                                  DENNIS RADAGE


                                         /s/ Merle Taylor
-------------------------------------    -------------------------------------
WITNESS                                  MERLE TAYLOR



                                         TAYLOR INDUSTRIAL SOFTWARE INC.


                                         Per: /s/ Nicholas Gihl
                                              --------------------------------


                                         TOTAL CONTROL PRODUCTS, INC.


                                         Per: /s/ Nicholas Gihl
                                              --------------------------------